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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                         August 27, 1997


                 FIRST AMERICAN SCIENTIFIC CORP.
      (Exact name of registrant as specified in its charter)


                              NEVADA
          (State or other jurisdiction of incorporation)


      0-27094                                   88-0338315
(Commission File No.)                        (IRS Employer ID)



                       409 Granville Street
                            Suite 303
                   Vancouver, British Columbia
                         Canada   V6C 1V5
      (Address of principal executive offices and Zip Code)



                          (604) 681-8656
       (Registrant's telephone number, including area code)







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ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

     On or about the 8th day of May, the Registrant sold 650,000 shares of Common Stock in consideration of $80,600 pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"); the name of the non-U.S. purchaser is Huntingdon Limited and its address is 12/13 Hill Street, Douglas, Isle of Man, British Isles IM99 IBW. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.

     On or about the 8th day of May, 1997, the Registrant sold 100,000 shares of Common Stock in consideration of $12,400 pursuant to Regulation S of the Act; the name of the non-U.S. purchaser is
F. J. Rigney Resources Ltd. and its address is 2200 - 609 Granville, Vancouver, British Columbia, Canada V7Y 1T2. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.

     On or about the 8th day of May, 1997, the Registrant sold 187,000 shares of Common Stock in consideration of $23,188 pursuant to Regulation S of the Act; the name of the non-U.S. purchaser is Magic Trading Limited and its address is P. O. Box 107, Oceanic House, Duke Street, Grand Turk, Turks and Caicos Islands, British West Indies. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.

     On or about the 26th day of June 1997, the Registrant sold 516,250 shares of Common Stock in consideration of $66,378 pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"); the name of the non-U.S. purchaser is Huntingdon Limited and its address is 12/13 Hill Street, Douglas, Isle of Man, British Isles 1M99 1BW. The applicable restricted period as to the shares under Regulation S is forty (40) days since Registrant is required to file reports with the Securities and Exchange Commission.

     On or about the 26th day of June, 1997, the Registrant sold 762,500 shares of Common Stock in consideration of $98,144 pursuant to Regulation S of the Act; the name of the non-U.S. purchaser is Magic Trading Limited and its address is P.O. Box 107, Oceanic Hosue, Duke Street, Grand Turk, Turks and Caicos Islands, British West Indies. The applicable restricted period as to the shares under Regulation S is forty (40) days since Registrant is required to file reports with the Securities and Exchange Commission.





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     On or about the 2nd day of July, 1997, the Registrant sold
225,000 shares of Common Stock in consideration of $38,025 pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"); the name of the non-U.S. purchaser is Cavendish Investments International Ltd. and its address is Abbey Business Center, Digby Road, Sherborne Dorset, United Kingdom, DT9 3NL. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.

     On or about the 2nd day of July, 1997, the Registrant sold 500,000 shares of Common Stock in consideration of $75,000 pursuant to Regulation S of the Act; the name of the non-U.S. purchaser is Bentley Financial Inc. and its address is P. O. Box 107, Oceanic House, Duke Street, Grand Turk, Turks and Caicos Islands, British West Indies. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.

     On or about the 18th day of July, 1997, the Registrant sold 500,000 shares of Common Stock in consideration of $75,000 pursuant to Regulation S of the Act; the name of the non-U.S. purchaser is Cavendish Investments Ltd. and its address is Abbey Business Center, Digby Road, Sherborne Dorset, United Kingdom DT9 3NL. The applicable restricted period as to the shares under Regulation S is forty (40) days since the Registrant is required to file reports with the Securities and Exchange Commission.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FIRST AMERICAN SCIENTIFIC CORP.

                         BY:  /s/ Robert Dinning,
                              Treasurer and Chief Financial Officer

DATED: August 27, 1997